Investor Presentation

August 2023

David J. Nasca

President & Chief Executive Officer

John B. Connerton

EVP & Chief Financial Officer

Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings.  These statements are not historical facts or guarantees of future performance, events or results.  There are risks, uncertainties and other factors that could cause the actual results of Evans Bancorp to differ materially from the results expressed or implied by such statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include the impacts from COVID-19, competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies.  These risks and uncertainties are more fully described in Evans Bancorp’s Annual and Quarterly Reports filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they are made.  Evans Bancorp undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.

Evans Bancorp, Inc. (NYSE American: EVBN)

Building a preeminent community financial institution

Creating scale and sophistication to leverage in a resurgent
WNY market

Increasing competitive advantages with top tier talent and differentiated client experiences

A Century of serving Western New York

Established 1920Branches:18     Insurance Locations: 8

Recent Price $29.72

52 week range $23.20 - $40.57

Market Capitalization $162.4 million

Total Shares outstanding 5.4 million

Ownership – Insider 5%

Institutional 61%

Evans Core Values

Talent

Customer Focus

Ownership & Alignment

Integrity

Passion

Valuing Others

Opportunity for Continued Growth

Market Share by Deposits $64.4B

Evans 2.6%

Citizens  3.6%

Northwest Bank 3.9%

Bank of America  5.5%

All Others  4.0%

HSBC  5.4%

Key Bank  11.8%

M&T Bank  63.3%

Growing in market dominated by two top 25 banks

Total Assets

2019 $1,460.2

2020 $2,044.1

2021 $2,210.6

2022 $2,178.5

Q2 23 $2,155.0

Building platform for increased future earnings power

Recent decline reflects reduction in interest-bearing deposits at banks and investment securities

Acquired Fairport Savings Bank May 1, 2020

Total Loans

Total commercial loan growth expected to be approximately 3% in 2023

Q2 up 3.5% Y/Y: higher commercial real estate loans and residential mortgages, partially offset by lower commercial and industrial loans

Talent acquisition: ~50% increase in Commercial RM’s since 2020

Commercial Loan Portfolio by Industry

Total Portfolio $1.1 billion

Well diversified  Strong Credit Quality  Stable multi-family market

Office Portfolio:  Weighted avg risk rating 3.59

LTV for office portfolio is 54%

Hotel  Retail  Office  Industrial Warehouse  Other Multi-family Strip Plaza Raw land  Other Land Dev residential land dev commercial 1-4 family medical assisted liv nursing

Credit fundamentals

NPAs to Total Loans + OREO

1.17% 2019

1.66% 2020

1.17% 2021

1.48% 2022

1.66% Q2 23

Net Charge offs to Average loans

0.06% 2018

0.03% 2019

0.01% 2020

0.03%  2021

0.11% 2022

0.01% Q 23

Solid underwriting discipline and proactive portfolio management  In-market focus and deep customer relationships  rise in non-performing loans in Q2 reflects single commercial credit of %6.5MM well collateralized and still accruing

SNL >$1B <$5B Peer Group

Liquidity

Diversified deposit base, as well as other alternative sources of funding

Executing well against stiff competition retaining key deposit relationships

Uninsured and uncollateralized deposits steady at 19% in Q2 2023

LTD Ration

97%  96%  81%  94%  94% 10% CAGR

$1,267.4 $1,771.4 $1,937.0 $1,771.7 $1,786.6

Deposit Composition and product growth

Q2 2023 composition $1.79 billion

Demand: - 9% or $42M

Now: - 13% or $35M

Savings: - 10% or $81M

Time: - 8% or $24M

Typical seasonal municipal outflows responsible for $48 million of Q2 declining

Savings & Money Market 41%

Demand & NOW 42%

Time Deposits 18%

Securities Portfolio

Municipal 6%  Treasury 11% Agency 28% Agency CMBS 33%  Agency MBS 22%  6/30/2023 AFS Total $351.6M Down 11% Y/Y Securities 16% of total assets 97% of total portfolio AFS Conservative mix

Non-interest Income Opportunity

Q2 2023 TTM Non-Interest Income $19.0 Million Bank-owned life insurance 5% Other income 25% Bank charges 14% Insurance Service & Fees 56%

Focus on:

Insurance employee benefits cash management Deposit service fees

Premier bank-owned insurance agency as a result of multiple successful acquisitions and growth

Net interest margin

3.36% 3.45% 3.31% 3.10% Interest rate pressure and significant competition have driven deposit costs higher

Expect 20 basis points of NIM compression in the third quarter 2023

Expectation is that nim pressure could moderate toward the end of the year

Expense management

Non-interest expense

$47.8 $59.9 $61.2 $59.9 $59.4  $18.2 $26.9 $22.6 $21.1 $21.4 $29.6 $33.0 $38.6 $38.9 $38.0 Other expenses Salaries & Employee benefits 2019 2020 2021 2022 Q2 23 TTM

Focusing on controlling costs and efforts to improve efficiencies Efficiency ration of 69.5% in Q2 2023 compared with SNL peer Group average of 65.2%

Net Income

NIM pressure partially offset by Non-interest income growth expense management focus

$17.0 $11.2 $24.0 $22.4 $22.6 $3.42 $2.13 $4.37 $4.04 $4.12 Earnings per share – diluted

Results accruing to shareholders

Dividend payment

$1.04 $1.16 $1.20 $1.26 $1.32

Book value per share without AOCI with AOCI

$30.64 $31.35 $34.57 $37.03 $38.23  $30.12 $31.21 $33.54 $28.32 $29.13

2019 2020 2021 2022 2023

Dividend Yield 3.35% 3.40% Dividend Payout Ratio 27.7% 31.4%

SNL EVBN

Peer Comparisons

EVBN Peers

ROAE

ROATCE

ROAA EFFICIENCY RATIO NIM Loans/deposits int cost: total deposits NPAs/loans & REO NCOs/Avg loans

Tang Equity/Tang Assets TRBC Ratio Price/Book Price/last-twelve-months EPS Dividend Yield

12.25 12.13 13.61 14.20 0.91 0.95 69.04 64.44 3.10 2.94 92.3 72.5 1.39 1.40 1.66 0.45 0.01 0.02 6.81 6.87 13.98 13.65 102.1 101.8 7.21 8.00 4.44 3.42

Evans strategic objectives

Strategic objectives to drive next level of growth

Commercial and residential lending

Commercial: expect to achieve mid-single digit loan growth

Significant experience and talent were added to the commercial real estate and commercial & industrial teams in both buffalo and Rochester, new York expanding penetration in those markets and introducing new contacts and clients to Evans

Residential

A more substantial mortgage program adds diversity to our revenue stream and complements our insurance agency and large and successful commercial banking business

Evans insurance agency

Building out strong sales talent to further strengthen and competitively support existing business retention and new policy sales

Technology evolution

Aligned to focus on advancing customer experience, operational efficiency and scalability  goal to deliver strong and stable IT support for Bank growth

Focus on talent

Talent and culture are true differentiators for Evans and key determinants for our success

Learning and development efforts, combined with consistent company and manager-led communication and programs and focus on team empowerment and diversity

Concentrated heavily on preparing our team for the continuously changing environment and future technology enhancements

Community evans seeks to meet its values and honor its stewardship as a community based financial institution continue to support community projects and contribute our resources and business expertise to programs and entities that enrich our community

Investment Highlights

Strong and growing franchise in resurgent WNY

Diverse revenue mix, strong operating fundamentals

Steady deposit base and loan growth

Lower-risk balance sheet with solid capital base

Strong liquidity to support robust loan pipeline and investments to drive growth and earnings

Market expansion with acquisition of FSB Bancorp

Value creation leverage strength of Evans commercial bank and combined mortgage operation

Created team to continue to gain market share

Top tier talent

Seasoned management team with deep relationships

Technology infrastructure to support operational sophistication and customer experience

Shareholder return orientation

Solid dividend payout

Management team

David J Nasca  President and chief executive office

John b Connerton EVP chief financial officer

Mary ellen Frandina EVP chief administrative officer

Kenneth D. pawlak EVP chief commercial banking officer

Nicholas J. Snyder EVP Retail distribution and corporate operations

Aaron M. Whitehouse President The Evans Agency

Jen Zorn  EVP Chief Information officer

Audrey J. Meyers, SVP, Chief Retail Banking Officer

Investor Presentation

August 2023